INDEMNITY AGREEMENT

This Indemnity Agreement (the “Agreement”) is made and entered into this ______ day of _______, ______ by and between OMNICELL, INC. a Delaware corporation (the “Corporation”) and _______________ (“Agent”).

WHEREAS, Agent performs a valuable service to the Corporation in his/her capacity as ___________ of the Corporation;

WHEREAS, the stockholders of the Corporation have adopted bylaws (the “Bylaws”) providing for the indemnification of the directors, officers, employees and other agents of the Corporation, including persons serving at the request of the Corporation in such capacities with other corporations or enterprises, as authorized by the Delaware General Corporation Law, as amended (the “Code”);

WHEREAS, the Bylaws and the Code, by their non-exclusive nature, permit contracts between the Corporation and its agents, officers, employees and other agents with respect to indemnification of such persons; and

WHEREAS, in order to induce Agent to continue to serve as a ___________ of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Agent;

NOW, THEREFORE, in consideration of Agent’s continued service as _________ after the date hereof, the parties hereto agree as follows:

1. SERVICES TO THE CORPORATION. Agent will serve, at the will of the Corporation or under separate contract, if any such contract exists, as ___________of the Corporation or as a director, officer or other fiduciary of an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of his or her ability so long as he or she is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Corporation or such affiliate; PROVIDED, HOWEVER, that Agent may at any time and for any reason resign from such position (subject to any contractual obligation that Agent may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Agent in any such position.

2. INDEMNITY OF AGENT. The Corporation hereby agrees to hold harmless and indemnify Agent to the fullest extent authorized or permitted by the provisions of the Bylaws and the Code, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the Bylaws or the Code permitted prior to adoption of such amendment), provided that the Corporation’s commitment set forth in this Section 2 shall be subject to the limitations and procedural requirements set forth in this Agreement.

3. ADDITIONAL INDEMNITY. In addition to, and not in limitation of, the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 4 hereof, the Corporation hereby further agrees to hold harmless and indemnify Agent: (a) against any and all expenses (including attorneys’ fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay because of any claim or claims made against or by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Corporation) to which Agent is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or other agent of Corporation, or is or was serving or at any time serves at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and (b) otherwise to the fullest extent as may be provided to Agent by the Corporation under the non-exclusivity provisions of the Code and Section 45 of the Bylaws. In the event of any change after the date of this Agreement in any applicable law, statute or rule that expands the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary, it is the intent of the parties hereto that Agent shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule that narrows the right of a Delaware corporation to indemnify a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties rights and obligations hereunder except as set forth in Section 4 hereof.

4. LIMITATIONS ON ADDITIONAL INDEMNITY. No indemnity pursuant to Section 3 hereof shall be paid by the Corporation: (a) on account of any claim against Agent (i) for an accounting of profits made from the purchase or sale by Agent of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law or (ii) pursuant to Section 304 or 306 of the Sarbanes-Oxley Act of 2002, as amended, or any rule or regulation promulgated pursuant thereto; (b) on account of Agent’s conduct that was knowingly fraudulent or deliberately dishonest or that constituted willful misconduct; (c) on account of Agent’s conduct that constituted a breach of Agent’s duty of loyalty to the Corporation or resulted in any personal profit or advantage to which Agent was not legally entitled; (d) for which payment is actually made to Agent under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement; (e) if, and to the extent, that a court of competent jurisdiction renders a final, unappealable decision that such indemnification is not lawful (and, in this respect, both the Corporation and Agent have been advised that the Securities and Exchange Commission (“SEC”) believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication); or (f) in connection with any proceeding (or part thereof) initiated by Agent, or any proceeding by Agent against the Corporation or its directors, officers, employees or other agents, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under the Code, or (iv) the proceeding is initiated pursuant to Section 11 hereof.

5. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, for any action Agent took or did not take while serving in an indemnified capacity or by reason of the fact that Agent was serving in the capacity referred to herein even though Agent may have ceased to serve in such capacity.

6. PARTIAL INDEMNIFICATION. Agent shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys’ fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 3 hereof even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Agent for the portion thereof to which Agent is entitled.

7. NOTIFICATION AND DEFENSE OF CLAIM. As soon as practicable, but not later than thirty (30) days after receipt by Agent of notice of the commencement of any action, suit or proceeding, Agent will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission or failure so to notify the Corporation will not relieve it from any obligation or liability which it may have to Agent under this Agreement or otherwise, except if, and then only to the extent that, such failure increases the liability of the Corporation under this Agreement. With respect to any such action, suit or proceeding as to which Agent notifies the Corporation of the commencement thereof: (a) the Corporation will be entitled to participate therein at its own expense; (b) except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel selected by the Corporation. After notice from the Corporation to Agent of its election to assume the defense thereof, the Corporation will not be liable to Agent under this Agreement for any legal or other expenses subsequently incurred by Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Agent shall have the right to employ separate counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent previously has been authorized by the Corporation, (ii) counsel for Agent shall have provided the Corporation with written advice that there is a conflict of interest between the Corporation and Agent in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of, or shall not continue to retain counsel to defend, such action, in each of which cases the fees and expenses of Agent’s separate counsel shall be at the expense of the Corporation. The Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which Agent shall have provided the written advice as set forth in clause (ii) above; and (c) the Corporation shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent without Agent’s written consent, which shall not be unreasonably withheld. The Corporation shall not be liable to indemnify the Agent under this Agreement with regard to any judicial award if the Corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action; the Corporation’s liability hereunder shall not be excused if participation in any action, suit or proceeding by the Corporation was barred by this Agreement.

The Corporation shall give prompt written notice of any such action, suit or proceeding, as to which Agent notifies the Corporation of the commencement thereof, which may be covered by the Corporation’s liability insurance, to the insurers in accordance with the procedures set forth in each of the applicable policies of insurance. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of Agent, all amounts payable as a result of such action, suit or proceeding in accordance with the terms of such policies; provided that nothing in this Section 7 shall affect the Corporation’s obligations under this Agreement or the Corporation’s obligations to comply with the provisions of this Agreement in a timely manner as provided.

8. DETERMINATION OF RIGHT TO INDEMNIFICATION.
(a)Successful Proceeding. To the extent Agent has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Section 2, the Corporation shall indemnify Agent against losses and expenses incurred by Agent in connection therewith. If Agent is not wholly successful in such action, suit or proceeding, but is successful, on the merits or otherwise, as to one or more but less than all claims in such action, suit or proceeding, the Corporation shall indemnify Agent against all losses and expenses actually or reasonably incurred by Agent in connection with each successfully resolved claim.
(b)Other Proceedings. In the event that Section 8(a) is inapplicable, the Corporation shall nevertheless indemnify Agent as provided in Section 2 or Section 6, as applicable, or provide a contribution payment to the Agent as provided in Section 10, to the extent determined by the Reviewing Party (as defined herein).
(c)Reviewing Party Determination. A Reviewing Party chosen by the Corporation’s Board of Directors shall determine whether Agent is entitled to indemnification, subject to the following:
(i)A Reviewing Party, so chosen, shall act in the utmost good faith to assure Agent a complete opportunity to present to such Reviewing Party Agent’s case that Agent has met the applicable standard of conduct.
(ii)Agent shall be deemed to have acted in good faith if Agent’s action is based on the records or books of account of the Corporation or any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise Agent is or was serving at the request of the Corporation as a director, officer, employee or other agent (“Covered Entity”), including, without limitation, its financial statements, or on information supplied to Agent by the officers or employees of a Covered Entity in the course of their duties, or on the advice of legal counsel for a Covered Entity or on information or records given, or reports made, to a Covered Entity by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by a Covered Entity. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of a Covered Entity shall not be imputed to Agent for purposes of determining the right to indemnification under this Agreement. Whether or not the foregoing provisions of this Section 8(c)(ii) are satisfied, it shall in any event be presumed that Agent has at all times acted in good faith and in a manner Agent reasonably believed to be in or not opposed to the best interests of the Corporation. Any person seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.
(iii)If a Reviewing Party chosen pursuant to this Section 8(c) shall not have made a determination whether Agent is entitled to indemnification within ninety (90) days after receipt by the Corporation of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Agent shall be entitled to such indemnification, absent (A) a misstatement by Agent of a material fact, or an omission of a material fact necessary to make Agent’s statement not materially misleading, in connection with the request for indemnification, or (B) a prohibition of such indemnification under applicable law; provided that the foregoing provisions of this Section 8(c)(iii) shall not apply if (I) the determination of entitlement to indemnification is to be made by the stockholders of the Corporation, (II) a special meeting of stockholders is called by the Board of Directors of the Corporation for such purpose within thirty (30) days after the stockholders are chosen as the Reviewing Party,

(III) such meeting is held for such purpose within sixty (60) days after having been so called, and (IV) such determination is made thereat.
(iv)Definitions. For purposes of this Section 8(c):
(A)“Reviewing Party” means, with respect to any determination contemplated by this Agreement, any one of the following: (i) a majority of the members of the Corporation’s Board of Directors that are not a party to any action, suit or proceeding then pending for which Agent is seeking indemnification (“Disinterested Directors”), even if such persons would not constitute a quorum of the Corporation’s Board of Directors; (ii) a committee consisting solely of Disinterested Directors, even if such persons would not constitute a quorum of the Corporation’s Board of Directors, so long as such committee was designated by a majority of the Disinterested Directors; (iii) Independent Legal Counsel (as defined below) designated by the Disinterested Directors (or, if there are no Disinterested Directors, the Corporation’s Board of Directors) (in which case, any determination shall be evidenced by the rendering of a written opinion); or (iv) in the absence of any Disinterested Directors, the Corporation’s stockholders; provided, that, in the event that a Change in Control (as defined below) has occurred, the Reviewing Party shall be Independent Legal Counsel (selected by Agent) in a written opinion to the Corporation’s Board of Directors, a copy of which shall be delivered to the Agent.
(B)“Independent Legal Counsel” means an attorney or firm of attorneys that is experienced in matters of corporate law and neither presently is, nor in the thirty-six (36) months prior to such designation has been, retained to represent: (i) the Corporation or Agent in any matter material to either such party, or (ii) any other party to any action, suit or proceeding giving rise to a claim for indemnification hereunder.
(C)“Change of Control” means each of the following:
(a)The date any person (individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or other entity or government or agency or political subdivision thereof) (“Person”) becomes the “Beneficial Owner,” as such term is defined in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, of 30% or more of the combined voting power of the Corporation’s outstanding shares of common stock, other than beneficial ownership by (A) the Corporation or any subsidiary of the Corporation, (B) any employee benefit plan of the Corporation or any subsidiary of the Corporation or (C) any entity of the Corporation for or pursuant to the terms of any such plan. Notwithstanding the foregoing, a Change in Control shall not occur as the result of an acquisition of outstanding shares of common stock of the Corporation by the Corporation which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by a Person to 30% or more of the shares of the Corporation then outstanding; provided, however, that if a Person becomes the Beneficial Owner of 30% or more of the shares of the common stock of the Corporation then outstanding by reason of share purchases by the Corporation and shall, after such share purchases by the Corporation, become the Beneficial Owner of any additional shares of the Corporation, then a Change in Control shall be deemed to have occurred; or
(b)The date the Corporation consummates a merger or consolidation with another entity, or engages in a reorganization with or a statutory share exchange or an exchange offer for the Corporation’s outstanding voting stock of any class with another entity or acquires another entity by means of a statutory share exchange or an exchange offer, or engages in a similar transaction; provided that no Change in Control shall have occurred by reason of this paragraph unless either:
(i)the stockholders of the Corporation immediately prior to the consummation of the transaction would not, immediately after such consummation, as a result of their beneficial ownership of voting stock of the Corporation immediately prior to such consummation (I) be the Beneficial Owners, directly or indirectly, of securities of the resulting or acquiring entity entitled to elect a majority of the members of the board of directors or other governing body of the resulting or acquiring entity; and (II) be the Beneficial Owners of the resulting or acquiring entity in substantially the same proportion as their beneficial ownership of the voting stock of the Corporation immediately prior to such transaction; or
(ii)those Persons who were directors of the Corporation immediately prior to the consummation of the proposed transaction would not, immediately after such consummation, constitute a majority of the directors of the resulting entity.
(iii) The date of the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Corporation to any Person (as defined in paragraph (a) above) other than an affiliate of the Corporation (meaning any corporation that is part of a controlled group within the meaning of the Internal Revenue Code of 1986, as amended, Section 414(b) or (c)); or
(iv)The date the number of duly elected and qualified directors of the Corporation who were not either elected by the Corporation’s Board of Directors or nominated by the Board of Directors or its corporate governance committee for election by the stockholders shall constitute a majority of the total number of directors of the Corporation as fixed by Board of Directors prior to such election.

(d)Presumption of Success. The Corporation acknowledges that a settlement or other disposition short of final judgment shall be deemed a successful resolution for purposes of Section 8(a) if it permits a party to avoid expense, delay, distraction, disruption or uncertainty. In the event that any action, suit or proceeding to which Agent is a party is resolved in any manner other than by adverse judgment against Agent (including, without limitation, settlement of such action, suit or proceeding with or without payment of money or other consideration), it shall be presumed that Agent has been successful on the merits or otherwise in such action, suit or proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.

9. EXPENSES. The Corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, which request shall be accompanied by vouchers, invoices or similar evidence documenting in reasonable detail the expenses incurred or to be incurred by Agent; provided, however, that Agent need not submit to the Corporation any information that counsel for Agent reasonably deems is privileged and exempt from compulsory disclosure in any proceeding, all expenses incurred, or to be incurred, by Agent in connection with such proceeding, to the fullest extent permitted by the Code, as such law may be amended from time to time (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than were permitted prior thereto), as soon as practicable, Agent but in any event not later than 30 days after written request therefor by Agent. Execution and delivery of this Agreement by the Agent constitutes an undertaking to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Agent is not entitled to be indemnified by the Corporation as authorized by this Agreement, the Bylaws, the Code or otherwise. No other form of undertaking shall be required other than the execution of this Agreement.

10. CONTRIBUTION. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Agent for any reason whatsoever, the Corporation, in lieu of indemnifying Agent, shall contribute to the amount incurred by Agent, whether for losses or expenses, in connection with any action suit or proceeding, for which Agent is seeking indemnification under this Agreement, in such proportion as is deemed fair and reasonable by the Reviewing Party in light of all of the circumstances of such action, suit or proceeding, in order to reflect (1) the relative benefits received by the Corporation and Agent as a result of the event(s) and/or transaction(s) giving rise to such action, suit or proceeding; and (2) the relative fault of the Corporation (and its directors, officers, employees and agents) and Agent in connection with such event(s) and/or transaction(s).

11. ENFORCEMENT. Notwithstanding a determination by a Reviewing Party chosen pursuant to Section 8(c) that Agent is not entitled to indemnification, in whole or in part, with respect to a specific action, suit or proceeding (an “Adverse Determination”), any right to indemnification or advances granted by this Agreement to Agent shall be enforceable by or on behalf of Agent in any court in which that action, suit or proceeding is or was pending or the courts in the state of Delaware for the purpose of enforcing Agent's right to indemnification pursuant to this Agreement, provided that Agent shall commence any such Proceeding seeking to enforce Agent’s right to indemnification within one (1) year following the date upon which Agent is notified in writing by the Corporation of the Adverse Determination. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 3 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 9 hereof) that Agent is not entitled to indemnification because of the limitations set forth in Section 4 hereof. A determination by the Corporation (including its Board of Directors or its stockholders) that such indemnification is improper shall not be a defense to the action or create a presumption that Agent is not entitled to indemnification under this Agreement or otherwise. In the event of any dispute between the parties concerning their respective rights and obligations hereunder, the Corporation shall have the burden of proving that the Corporation is not obligated to make the payment or advance claimed by Agent.

12. MUTUAL ACKNOWLEDGEMENT. Both the Corporation and Agent acknowledge that, in certain instances, Federal law or public policy may override applicable state law and prohibit the Corporation from indemnifying its directors and officers under this Agreement or otherwise. For example, the Corporation and Agent acknowledinge that the SEC believes that indemnification for liabilities arising under the Federal securities laws is against public policy and is, therefore, unenforceable, and has taken the position that indemnification is not permissible for liabilities arising under certain Federal securities laws, and Federal legislation prohibits indemnification for certain violations of the Employee Retirement Income Security Act of 1979, as amended. Agent understands and acknowledges that the Corporation has undertaken, or may be required in the future to undertake, with the SEC to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation’s right under public policy to indemnify Agent, and any right to indemnification hereunder shall be subject to, and conditioned upon, any such required court determination.
13. LIABILITY INSURANCE. The Corporation shall maintain liability insurance applicable to directors and officers of the Corporation and shall afford Agent the same rights and benefits as are accorded to the most favorably insured of the Corporation’s officers and directors (other than in the case of an independent director liability insurance policy if Agent is not an independent or outside director). The Corporation shall advise Agent as to the general terms of, and the amounts of coverage provided by, any liability insurance policy described in this Section 13 and shall promptly notify Agent if, at any time, any such insurance policy is terminated or expired without renewal or if the amount of coverage under any such insurance policy will be decreased.
14. SUBROGATION. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Agent, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.

15. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Agent by this Agreement shall not be exclusive of, and shall be in addition to, any other right which Agent may have or hereafter acquire under any statute, provision of the Corporation’s Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. Furthermore, no right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion of any right or remedy hereunder or otherwise shall not prevent the concurrent assertion of any other right or remedy.

16. SURVIVAL OF RIGHTS. (a) The rights conferred on Agent by this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Agent’s heirs, executors and administrators; (b) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

17. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Agent to the fullest extent provided by the Bylaws, the Code or any other applicable law.

18. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

19. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto. Notice of same shall be provided to all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

20. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

21. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

22. NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. This Agreement is not an employment agreement between the Corporation and the Agent and nothing contained in this Agreement shall be construed as giving Agent any right to be retained or continue in the employ or service of any Covered Entity.

23. SUPERSEDES PREVIOUS AGREEMENTS. This Agreement supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof. All such prior agreements and understandings are hereby terminated and deemed of no further force or effect.

24. ENFORCEABILITY. This Agreement is a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms.

25. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:

(a) If to Agent, at the address indicated on the signature page hereof.

(b) If to the Corporation, to

Omnicell, Inc.
500 Cranberry Woods Drive
Cranberry Township, PA 16066

or to such other address as may have been furnished to Agent by the Corporation.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

OMNICELL, INC.

By:
_____________________________

Title:
_____________________________

AGENT

By:
_____________________________

Address:

_____________________________

_____________________________

_____________________________
11